Exhibit 99.2 A Copy of Letter of Resignation of Tommy Hessler
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November 21, 2007


The Board of Directors of Transbotics Corporation
3400 Latrobe Drive
Charlotte, NC 28211-4847

Subject: Resignation from the Board of Directors
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This is to advise you that I hereby resign from the Board of Directors, effective today.

I wish the employees and the shareholders of Transbotics Corporation continued success in the future.

Sincerely,

/s/ Tommy Hessler
Tommy Hessler
Executive Vice President

Cc: Mr. E. Thomas Watson, Secretary
    Claude Imbleau, CFO